Exhibit EX-99.906 CERT
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             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer: Ranson Managed Portfolios

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

   1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.


Date: September 26, 2003
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/s/ Robert E. Walstad
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Robert E. Walstad
Chief Executive Officer